EXECUTION VERSION

SECOND AMENDMENT TO TERM LOAN AGREEMENT

This SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of August 28, 2014, by and among FEDERAL REALTY INVESTMENT TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of November 22, 2011 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Specific Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)The Credit Agreement is hereby amended by replacing the table in the definition of “Applicable Margin” set forth in Section 1.1. with the following table:

Level	Borrower’s Credit Rating (S&P/Moody’s or equivalent)	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans
1	A-/A3 (or equivalent) or better	0.900%	0.000%
2	BBB+/Baa1 (or equivalent)	0.975%	0.000%
3	BBB/Baa2 (or equivalent)	1.150%	0.150%
4	BBB-/Baa3 (or equivalent)	1.400%	0.400%
5	Lower than BBB-/Baa3 (or equivalent)	1.900%	0.900%

(b)The Credit Agreement is further amended by restating the definition of “Maturity Date” set forth in Section 1.1. in its entirety as follows:

“Maturity Date” means November 21, 2018, or such later date to which the Maturity Date may be extended pursuant to Section 2.10.

(c)The Credit Agreement is further amended by adding the following Section 2.10. to the end of Article II:

Section 2.10. Extension of Maturity Date.

The Borrower shall have the right, exercisable one time, to extend the Maturity Date by one year. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 90 days but not more than 180 days prior to the current Maturity Date, a written request for such extension (an “Extension Request”). The Administrative Agent shall notify the Lenders if it receives an Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Maturity Date shall be extended for one year effective upon receipt by the

Administrative Agent of the Extension Request and payment of the fee referred to in the following clause (y): (x) immediately prior to such extension and immediately after giving effect thereto, (A) no Default or Event of Default shall exist and (B) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances which are not prohibited under the Loan Documents and (y) the Borrower shall have paid the Fees payable under Section 3.5.(c). Any extension shall constitute certification by the Borrower to the effect that the matters referred to in the immediately preceding clauses (x)(A) and (x)(B) are true and correct and the Borrower shall be deemed to have represented to the Administrative Agent and the Lenders that the foregoing conditions have been satisfied.

(d)The Credit Agreement is further amended by adding the following subsection (c) to Section 3.5.:

(c)    Maturity Extension Fee. If the Borrower exercises its right to extend the Maturity Date in accordance with Section 2.10., the Borrower shall pay to the Administrative Agent for the account of each Lender a fee equal to 0.10% of the outstanding principal amount of such Lender’s Loan. Such fee shall be due and payable in full on the date the Administrative Agent receives the Extension Request pursuant to Section 2.10.

(e)The Credit Agreement is further amended by restating Section 6.2. thereof in its entirety as follows:

Section 6.2. Survival of Representations and Warranties, Etc.
All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party or any other Subsidiary to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party prior to the Agreement Date and delivered to the Administrative Agent or any Lender in connection with the underwriting or closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrower under this Agreement. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date, the Effective Date, the date on which any extension of the Maturity Date is effected pursuant to Section 2.10. and at and as of the date of the occurrence of each Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans.

(f)The Credit Agreement is further amended by restating clause (x) of Section 12.6.(d) thereof in its entirety as follows:

(x) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender to the extent subject to such participation, except as set forth in Section 2.10.,

(g)The Credit Agreement is further amended by restating Section 12.7.(c)(iv) thereof in its entirety as follows:

(iv)    modify the definition of “Maturity Date” (except in accordance with Section 2.10.), otherwise postpone any date fixed for any payment of principal of, or interest on, any Loans or for the payment of Fees or any other Obligations;

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Lenders;

(b)    a certificate of the Borrower, signed on behalf of the Borrower by a Responsible Officer of the Borrower, certifying that (i) no Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment and (ii) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents (including this Amendment) to which any of them is a party, are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof immediately after giving effect to this Amendment except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited thereunder;

(c)    evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and the Arrangers, including without limitation, the reasonable fees and expenses of counsel to the Administrative Agent, have been paid; and

(d)    such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower, and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made or deemed made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full and such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof immediately after giving effect to this Amendment except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited thereunder.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is a Loan Document.

Section 6. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Term Loan Agreement to be executed as of the date first above written.

FEDERAL REALTY INVESTMENT TRUST

By:	/s/ James M. Taylor, Jr.
Name: James M. Taylor, Jr.
Title: Executive Vice President - Chief Financial Officer and Treasurer

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[Signature Page to Second Amendment to Term Loan Agreement for Federal Realty Investment Trust]

PNC BANK, NATIONAL ASSOCIATION, as
Administrative Agent and as a Lender

By:	/s/ William R. Lynch III
Name: William R. Lynch III
Title: Senior Vice President

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[Signature Page to Second Amendment to Term Loan Agreement for Federal Realty Investment Trust]

CAPITAL ONE, NATIONAL ASSOCIATION, as
Syndication Agent and as a Lender

By:	/s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

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[Signature Page to Second Amendment to Term Loan Agreement for Federal Realty Investment Trust]

REGIONS BANK, as a Documentation Agent and
as a Lender

By:	/s/ Kerri L. Raines
Name: Kerri L. Raines
Title: Vice President

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[Signature Page to Second Amendment to Term Loan Agreement for Federal Realty Investment Trust]

SUNTRUST BANK, as a Documentation Agent and as a
Lender

By:	/s/ Danny Stover
Name: Danny Stover
Title: Vice President

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[Signature Page to Second Amendment to Term Loan Agreement for Federal Realty Investment Trust]

TD BANK, N.A., as a Lender

By:	/s/ William M. Brandt, Jr.
Name: William M. Brandt, Jr.
Title: Vice President